Profit Share Allocation	12 Months Ended
Dec. 31, 2019
Profit Share Allocation [Abstract]
Profit Share Allocation

3.    PROFIT SHARE ALLOCATION

The Agreement provides the General Partner’s profit share equal to 20% of Trading Profits, as defined, at the end of each year is charged to the limited partners’ capital accounts. New Trading Profits includes realized and unrealized trading profits (losses), interest income, brokerage fees, trading-related expenses and administrative expenses. For limited partners’ withdrawals during the year, the profit share calculation shall be computed as though the withdrawal date was at year-end. Profit share attributable to interests redeemed during a year is tentatively credited to an account maintained for bookkeeping purposes called New Profit Memo Account. Because limited partners may purchase their partnership interests at different times, they may recognize different amounts of Trading Profits. Each limited partner pays a profit share only on Trading Profits applicable to its partnership interest. Limited partners who make multiple investments in the Partnership receive separate partnership interests for purposes of tracking the profit share. Accordingly, in any given year some limited partners may experience net gains and be charged the 20% profit share allocation for all or a portion of their interests where limited partners in the aggregate experienced net losses.

Any profit share charged is added to the General Partner’s capital account to the extent net taxable capital gains are allocated to the General Partner and the remainder, if any, of such profit share is added to the New Profit Memo Account. The General Partner may not make any withdrawal from the balance in the New Profit Memo Account. If, at the end of a subsequent year, net taxable gains are allocated to the General Partner in excess of such year’s profit share, a corresponding amount is transferred from the New Profit Memo Account to the General Partner’s capital account.